                                                               EXHIBIT 10.47

             FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT



        THIS FIRST AMENDMENT dated as of August 1, 1997 (this "Amendment"), is made and entered into by and between


        LASON SYSTEMS, INC., a Delaware corporation with its principal offices in Troy, Michigan (the "Borrower");

        FIRST UNION NATIONAL BANK, (f/k/a First Union National Bank of North Carolina) national banking association with its principal offices in Charlotte, North Carolina ("First Union"), and the other financial institutions that are now or hereafter become parties to the Loan Agreement as hereinafter defined (collectively, the "Lenders"); and

        FIRST UNION, as Agent for the Lenders to the extent described in ARTICLE XI of the Loan Agreement (in such capacity, the "Agent").


                                    RECITALS

        A. The Borrower, the Lenders, and the Agent entered into an Amended and Restated Loan Agreement dated as of February 21, 1997 (together with all amendments and modifications thereto, the "Loan Agreement"). All capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

        B. Pursuant to the Loan Agreement and the other Loan Documents, the Lenders made a Revolving Line of Credit available to the Borrower in the maximum principal amount of the lesser of (i) $40,000,000 (which amount could be increased up to $60,000,000 pursuant to the terms and conditions of the Loan Agreement) or (ii) the Borrowing Base.

        C. Pursuant to a Lender Addition and Acknowledgement Agreement dated July 21, 1997, the parties increased the maximum principal amount of the Revolving Line of Credit referred to in Recital B(i) above to $60,000,000.

        D. The Borrower has requested that the Agent and the Lenders amend the Loan Agreement to provide that the maximum amount of the Revolving Line of Credit may be increased to $80,000,000, subject to the terms and conditions of the Loan Agreement.

        E. The Borrower, the Lenders, and the Agent desire to amend the Loan Agreement hereby in order to increase the maximum amount of the Revolving Line of Credit upon the terms and conditions and subject to the limitations set forth herein.

                             STATEMENT OF AGREEMENT

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders, and the Agent hereby agree as follows:

                                   ARTICLE I

                                   AMENDMENT

        1.1. Optional Increase in Commitments. Section 2.8(a)(iv) is hereby amended by changing "$60,000,000" to "$80,000,000".

        1.2. Exhibit E. Exhibit E, the form of Lender Addition and Acknowledgement Agreement, is hereby amended by changing "$60,000,000" in numbered paragraph 1 to "$80,000,000".

                                   ARTICLE II

                                    RELEASE

        In consideration of the foregoing amendments to the Loan Agreement set forth herein, the Borrower hereby releases the Lenders, the Agent, their directors, officers, employees, agents, affiliates and attorneys from any and all causes of action, suits, claims, demands, liabilities and obligations whatsoever, in law or in equity, whether the same or whether the facts in which the same may be based are known or unknown, which it ever had, now has or hereafter can, shall or may have for, upon or by reason of any matter, cause or thing whatsoever up to the date of this Amendment; provided that this release shall not apply to any obligations or duties of the Lenders or the Agent arising under the Loan Agreement, as amended by this Amendment, or under the other Loan Documents to be performed after the date of this Amendment.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

        The Borrower hereby represents and warrants that:

        3.1. Effectiveness of Loan Agreement and Loan Documents. The Loan Agreement and other Loan Documents are in full force and effect and shall remain in full force and effect following the execution of this Amendment.

        3.2. Compliance with Loan Agreement and Loan Documents. The Borrower is in compliance with all terms and provisions set forth in the Loan Agreement to be observed or performed, except as permitted or waived by the express terms of this Amendment.

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        3.3. Representations in Loan Agreement.  The representations and warranties of the Borrower set forth in the Loan Agreement, except for those relating to a specific date other than the date hereof, are true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof.

        3.4. No Event of Default. No Event of Default, nor any event that upon notice, lapse of time or both would become an Event of Default is continuing other than those, if any, expressly waived by this Amendment.


                                   ARTICLE IV

                              CONDITIONS PRECEDENT

        The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

        4.1. Confirmation of Guarantee. The Guarantor shall have executed and delivered to the Agent, for the benefit of the Lenders, an acknowledgement and consent to this Amendment in form and substance satisfactory to the Agent, including, without limitation, an acknowledgement that the Guaranty Agreement is in full force and effect and shall remain in full force and effect following the execution of this Amendment.

        4.2. Confirmation of Subsidiary Guarantees. The Subsidiaries of the Borrower shall have executed and delivered to the Agent, for the benefit of the Lenders, an acknowledgement and consent to this Amendment in form and substance satisfactory to the Agent, including, without limitation an acknowledgement that the Subsidiary Guaranty Agreement is in full force and effect and shall remain in full force and effect following the execution of this Amendment.

        4.3. Other Documents. Any other documents, including legal opinions, reasonably requested by the Agent.

        4.4. Governmental and Third Party Approvals. All necessary approvals, authorizations and consents, if any be required, of any Person and of all Governmental Authorities (including courts) having jurisdiction with respect to the Collateral and the transactions contemplated by this Agreement shall have been obtained, except where the failure to so obtain is not reasonably expected to have a Material Adverse Effect.

        4.5. No Material Adverse Change. From and after June 30, 1997, there shall not have occurred any Material Adverse Change or any

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event, condition or state of facts that could reasonably be expected to have a
Material Adverse Effect.

        4.6. No Pending or Threatened Litigation. There shall not be any material pending or threatened litigation, bankruptcy or insolvency, injunction, order or claim with respect to the Borrower.


                                   ARTICLE V

                                    GENERAL

        5.1. Full Force and Effect. As expressly amended hereby, the Loan Agreement shall continue in full force and effect in accordance with the provisions thereof, and no change or modification in any of the terms thereof except as specifically set forth herein has been effected. As used in the Loan Agreement, "hereinafter," "hereto," "hereof," and words of similar import shall, unless the context otherwise requires, mean the Loan Agreement as amended by this Amendment. All capitalized terms used herein, unless otherwise defined herein, shall have the meanings assigned to such terms in the Loan Agreement.

        5.2. Applicable Law. This Amendment shall be governed by and construed in accordance with the internal laws and judicial decisions of the State of North Carolina.

        5.3. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

        5.4. Expenses. The Borrower agrees to pay all out-of-pocket expenses incurred by the Agent and the Lenders in connection with the preparation, execution and delivery of this Amendment, including, without limitation, all reasonable attorneys' fees.

        5.5 Further Assurance. The Borrower shall execute and deliver to the Agent such documents, certificates and opinions as the Agent may reasonably request to effect the amendment contemplated by this Amendment.

        5.6 Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of this Amendment.

        5.7 Valid Amendment. The parties acknowledge that this Amendment complies in all respects with SECTION 14.8 of the Loan Agreement, which sets forth the requirements for amendments thereto.

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        IN WITNESS WHEREOF, the Borrower, the Lenders, and the Agent have executed this Amendment as of the date hereof.





                                        LASON SYSTEMS, INC.

                                        /s/ William J. Rauwerdink
                                        -----------------------------------
                                        William J. Rauwerdink
                                        Chief Financial Officer

ATTEST:

------------------
Laurence B. Deitch,
Assistant Secretary

                                        FIRST UNION NATIONAL BANK, as Agent


                                        By:    /s/ Henry R. Biedrzycki
                                           -----------------------------------
                                                    Vice President


                                        FIRST UNION NATIONAL BANK


                                        By:    /s/ Henry R. Biedrzycki
                                            -----------------------------------
                                                    Vice President

                                        NBD BANK


                                        By:     /s/ Frank Z. McClure
                                            -----------------------------------
                                                    Vice President


                                        COMERICA BANK


                                        By:       /s/ David C. Bird
                                            -----------------------------------
                                                    Vice President

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                   ACKNOWLEDGMENT AND CONSENT OF LASON, INC.



First Union National Bank,                           August 1, 1997
  as Agent
One First Union Center
301 South College Street
Charlotte, North Carolina  28288-0735



         Re: FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT, DATED AS OF THE DATE HEREOF BY AND BETWEEN LASON SYSTEMS, INC. (THE "BORROWER") AND FIRST UNION NATIONAL BANK, AS AGENT, AND VARIOUS LENDERS (COLLECTIVELY, THE "LENDERS")

Ladies and Gentlemen:

         Lason, Inc. (the "Guarantor") has executed the Amended and Restated Guaranty Agreement and the Amended and Restated Guarantor Pledge Agreement, each dated as of February 21, 1997, in favor of the Lenders and for the benefit of the Borrower, guaranteeing the Borrower's obligations under an Amended and Restated Loan Agreement dated February 21, 1997 by and among the Borrower, the Agent and the Lenders (together with all amendments, supplements and restatements thereof, the "Loan Agreement").

         The Guarantor hereby acknowledges that the Borrower and the Lenders have amended the Loan Agreement by a First Amendment dated as of the date hereof (the "Amendment"). The agreements of the Guarantor made herein are to induce the Lenders to continue and to amend the Loan Agreement, and the Guarantor acknowledges that the Lenders would not amend the Loan Agreement in the absence of the agreements of the Guarantor contained herein.

         The Guarantor hereby irrevocably approves of and consents to the Amendment and all other Loan Documents contemplated thereby, agrees that its obligations under the Guaranty and the Guarantor Pledge Agreement shall not be diminished as a result of the execution of the Amendment, and ratifies and confirms (i) that its obligations under the Guaranty shall include a guarantee of the payment of the Obligations (as defined in the Loan Agreement) of the Borrower, subject to all of the qualifications and limitations set forth therein, (ii) that such guarantee shall be secured by the Agent's security interest in the collateral granted under the Guarantor Pledge Agreement, including without limitation the Stock of the Borrower, and (iii) that the Guaranty and the Guarantor Pledge Agreement shall remain in full force and effect.

         Capitalized terms not defined herein shall have the meanings assigned to such terms in the Loan Agreement.

         This letter has been delivered in the State of North Carolina, and the agreements contained herein shall be governed by the internal laws of the State of North Carolina, without regard to the choice of law principles thereof. The agreements contained herein shall be effective as of the date hereof.

                                        Very truly yours,


                                        LASON, INC.



                                        By:   /s/ William J. Rauwerdink
                                            -------------------------------
                                                 William J. Rauwerdink
                                                Chief Financial Officer

              ACKNOWLEDGMENT AND CONSENT OF SUBSIDIARY GUARANTORS



First Union National Bank,                                      August 1, 1997
  as Agent
One First Union Center
301 South College Street
Charlotte, North Carolina  28288-0735


         Re: FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT, DATED AS OF THE DATE HEREOF BY AND BETWEEN LASON SYSTEMS, INC. (THE "BORROWER") AND FIRST UNION NATIONAL BANK, AS AGENT, AND VARIOUS LENDERS (COLLECTIVELY, THE "LENDERS")


Ladies and Gentlemen:

         The Undersigned (the "Subsidiary Guarantors") have executed the Amended and Restated Subsidiary Guaranty Agreement, the Amended and Restated Subsidiary Guarantor Pledge Agreement, and the Subsidiary Guarantor Security Agreement, each dated as of February 21, 1997, in favor of the Lenders and for the benefit of the Borrower, guaranteeing the Borrower's obligations under a Loan Agreement dated February 21, 1997 by and among the Borrower, the Agent and the Lenders (together with all amendments, supplements and restatements thereof, the "Loan Agreement").

         The Subsidiary Guarantors hereby acknowledge that the Borrower and the Lenders have amended the Loan Agreement by a First Amendment dated as of the date hereof (the "Amendment"). The agreements of the Subsidiary Guarantors made herein are to induce the Lenders to continue and to amend the Loan Agreement, and the Guarantor acknowledges that the Lenders would not amend the Loan Agreement in the absence of the agreements of the Subsidiary Guarantors contained herein.

         Each of the Subsidiary Guarantors hereby irrevocably approves of and consents to the Amendment and all other Loan Documents contemplated thereby, agrees that its obligations under the Subsidiary Guaranty, the Subsidiary Guarantor Pledge Agreement and the Subsidiary Guarantor Security Agreement shall not be diminished as a result of the execution of the Amendment, and ratifies and confirms (i) that its obligations under the Subsidiary Guaranty shall include a guarantee of the payment of the Obligations (as defined in the Loan Agreement) of the Borrower, subject to all of the qualifications and limitations set forth therein, (ii) that such guarantee shall be secured by the Agent's security interest in the collateral granted under the Subsidiary Guarantor Pledge Agreement and Subsidiary Guarantor Security Agreement, including without limitation the Stock of the Borrower, and (iii) that the Subsidiary Guaranty, the Subsidiary Guarantor Pledge Agreement and the Subsidiary Guarantor Security Agreement shall remain in full force and effect.

         Capitalized terms not defined herein shall have the meanings assigned to such terms in the Loan Agreement.

         This letter has been delivered in the State of North Carolina, and the agreements contained herein shall be governed by the internal laws of the State of North Carolina, without regard to the choice of law principles thereof. The agreements contained herein shall be effective as of the date hereof.


                                           Very truly yours,

                                           GREAT LAKES MICROGRAPHICS CORPORATION


                                           By:     /s/ William J. Rauwerdink
                                               --------------------------------
                                                Name:  William J. Rauwerdink
                                                     --------------------------
                                                Title: Chief Financial Officer
                                                     --------------------------

                                           LASON SYSTEMS, INC. SOUTHEAST


                                           By:     /s/ William J. Rauwerdink
                                              ---------------------------------
                                                Name:  William J. Rauwerdink
                                                    ---------------------------
                                                Title: Chief Financial Officer
                                                    ---------------------------

                                           NATIONAL REPRODUCTIONS CORP.


                                           By:     /s/ William J. Rauwerdink
                                              ---------------------------------
                                                Name:  William J. Rauwerdink
                                                    ---------------------------
                                                Title: Chief Financial Officer
                                                    ---------------------------

                                           DELAWARE LEGAL COPY, INC.


                                           By:     /s/ William J. Rauwerdink
                                               --------------------------------
                                                Name:  William J. Rauwerdink
                                                    ---------------------------
                                                Title: Chief Financial Officer
                                                    ---------------------------

                                           MICRO PRO, INC.


                                           By:     /s/ William J. Rauwerdink
                                              ---------------------------------
                                                Name:  William J. Rauwerdink
                                                    ---------------------------
                                                Title: Chief Financial Officer
                                                     --------------------------

                                           MP SERVICES, INC.


                                           By:  /s/ William J. Rauwerdink
                                               ---------------------------------
                                               Name:  William J. Rauwerdink
                                                    ----------------------------
                                               Title: Chief Financial Officer
                                                    ----------------------------


                                           CHURCHILL COMMUNICATIONS CORPORATION


                                           By:   /s/ William J. Rauwerdink
                                                --------------------------------
                                                Name:  William J. Rauwerdink
                                                     ---------------------------
                                                Title: Chief Financial Officer
                                                     ---------------------------




                                           IMAGE CONVERSION SYSTEMS, INC.


                                           By:   /s/ William J. Rauwerdink
                                                --------------------------------
                                                Name:  William J. Rauwerdink
                                                     ---------------------------
                                                Title: Chief Financial Officer
                                                     ---------------------------



                                           PREMIER COPY GROUP, INC.


                                           By:   /s/ William J. Rauwerdink
                                               ---------------------------------
                                                Name:  William J. Rauwerdink
                                                     ---------------------------
                                                Title: Chief Financial Officer
                                                     ---------------------------



                                           AUTOMATED ENTERPRISES, INC.


                                           By:   /s/ William J. Rauwerdink
                                                --------------------------------
                                                Name:  William J. Rauwerdink
                                                     ---------------------------
                                                Title: Chief Financial Officer
                                                     ---------------------------



                                           CORPORATE COPIES, INC.


                                           By:   /s/ William J. Rauwerdink
                                                --------------------------------
                                                Name:  William J. Rauwerdink
                                                     ---------------------------
                                                Title: Chief Financial Officer
                                                     ---------------------------

                                           AMERICAN MICRO-IMAGE, INC.



                                           By:    /s/ William J. Rauwerdink
                                               --------------------------------
                                               Name:  William J. Rauwerdink
                                                    ---------------------------
                                               Title: Chief Financial Officer
                                                    ---------------------------